                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2000


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                       0-19604               95-340340
----------------------------          ------------           ------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (323) 210-5000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      ANNUAL SHAREHOLDERS MEETING

         Reference is made to the First Amendment, dated June 1, 2000, to Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of April 28, 2000, between Aames Capital Corporation, Registrant's wholly owned subsidiary ("ACC") and Lehman Commercial Paper, Inc. which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the Preferred Stock Purchase Stock Purchase Agreement is attached to this Form 8-K as Exhibit 10.26(c).

         Reference is made to Amendment No. 2, dated as of June 1, 2000, between Registrant and Greenwich Capital Financial Products, Inc., with respect to that certain Warehouse Loan and Security Agreement, dated as of February 10, 2000, between ACC and Greenwich Capital Financial Products, Inc. which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the Preferred Stock Purchase Stock Purchase Agreement is attached to this Form 8-K as Exhibit 10.27(d).

         Reference is made to the Amendment No. 2, dated as of June 1, 2000, between Registrant and Greenwich Capital Financial Products, Inc., with respect to that certain Guaranty, dated as of February 10, 2000, between Registrant and Greenwich Capital Financial Products, Inc. which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the Preferred Stock Purchase Stock Purchase Agreement is attached to this Form 8-K as 10.27(e)

         Reference is made to the Third Amendment, dated as of June 6, 2000, to the Master Loan and Security Agreement between ACC and Morgan Stanley Dean Witter Mortgage Capital, Inc., formerly Morgan Stanley Mortgage Capital, Inc. which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the Preferred Stock Purchase Stock Purchase Agreement is attached to this Form 8-K as Exhibit 10.37(c).

         Reference is made to the Letter Agreement between the Registrant and Specialty Finance Partners, dated as of June 7, 2000, by and between the Registrant and Specialty Finance Partners which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the Preferred Stock Purchase Stock Purchase Agreement is attached to this Form 8-K as Exhibit 10.38(b).

         Reference is made to the press release of Registrant issued on June 7, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press releases are attached to this Form 8-K as Exhibit 99.1.


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

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

         (c)               EXHIBITS

         10.26(c) First Amendment, dated June 1, 2000, to Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of April 28, 2000, between Aames Capital Corporation, Registrant's wholly owned subsidiary ("ACC") and Lehman Commercial Paper, Inc.

         10.27(d) Amendment No. 2, dated as of June 1, 2000, between Registrant and Greenwich Capital Financial Products, Inc., with respect to that certain Warehouse Loan and Security Agreement, dated as of February 10, 2000, between ACC and Greenwich Capital Financial Products, Inc.

         10.27(e) Amendment No. 2, dated as of June 1, 2000, between Registrant and Greenwich Capital Financial Products, Inc., with respect to that certain Guaranty, dated as of February 10, 2000, between Registrant and Greenwich Capital Financial Products, Inc.

         10.37(c) Third Amendment, dated as of June 6, 2000, to the Master Loan and Security Agreement between ACC and Morgan Stanley Dean Witter Mortgage Capital, Inc., formerly Morgan Stanley Mortgage Capital, Inc.

         10.38(b) Letter Agreement between the Registrant and Specialty Finance Partners, dated as of June 7, 2000, by and between the Registrant and Specialty Finance Partners.

         99.1              Press release issued June 7, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AAMES FINANCIAL CORPORATION





Dated: June 9, 2000             By:       /s/     Ralph W. Flick
                                          ----------------------------------
                                                   Ralph W. Flick
                                                   Assistant Secretary

                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibit
-----------                         ----------------------
         10.26(c)          First Amendment, dated June 1, 2000, to Second
                           Amended and Restated Master Repurchase Agreement
                           Governing Purchases and Sales of Mortgage Loans,
                           dated as of April 28, 2000, between Aames Capital
                           Corporation, Registrant's wholly owned subsidiary
                           ("ACC") and Lehman Commercial Paper, Inc.

         10.27(d)          Amendment No. 2, dated as of June 1, 2000, between
                           Registrant and Greenwich Capital Financial Products,
                           Inc., with respect to that certain Warehouse Loan and Security Agreement, dated as of February 10, 2000, between ACC and Greenwich Capital Financial Products,
                           Inc.

         10.27(e)          Amendment No. 2, dated as of June 1, 2000, between
                           Registrant and Greenwich Capital Financial Products,
                           Inc., with respect to that certain Guaranty, dated as of February 10, 2000, between Registrant and
                           Greenwich Capital Financial Products, Inc.

         10.37(c)          Third Amendment, dated as of June 6, 2000, to the
                           Master Loan and Security Agreement between ACC and
                           Morgan Stanley Dean Witter Mortgage Capital, Inc., formerly Morgan Stanley Mortgage Capital, Inc.

         10.38(b)          Letter Agreement between the Registrant and Specialty
                           Finance Partners, dated as of June 7, 2000, by and between the Registrant and Specialty Finance
                           Partners.

         99.1              Press release issued June 7, 2000.


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